Supplement Dated October 24, 2016

To

Prospectuses Dated May 2, 2016

This supplement is intended for distribution with prospectuses dated May 2, 2016, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

SPVL EPVUL VUL Protector	VUL Accumulator Survivorship VUL CVUL

Portfolio Mergers

Effective after the close of business on October 21, 2016, the portfolios of the John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
Franklin Templeton Founding Allocation	Lifestyle Growth PS
International Core	International Value
U.S. Equity	500 Index B

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after October 21, 2016. You should disregard any reference in your product prospectus to the Acquired Portfolios.

Portfolio Addition

Effective October 24, 2016, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Lifestyle Growth PS portfolio to your policy, which invests in the corresponding portfolio of the John Hancock Variable Insurance Trust.

We add the following disclosure to the section of your prospectus discussing the Portfolio Annual Expenses.

Except for the 500 Index B portfolio, which offers NAV Class shares, all of the portfolios available under your policy offer Series 1 Class shares.

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth PS	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. Current income is also a consideration.

Portfolio Subadviser Changes:

We amend the Table of Investment Options and Investment Subadvisers to reflect the following:

•	Active Bond will subadvised by John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited. Declaration Management & research LLC will no longer be a subadviser to the Active Bond portfolio.

•	Total Bond Market B will be subadvised by John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited. Declaration Management & Research LLC will no longer be the subadviser to the Total Bond Market B portfolio.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL3 11/2016

333-85284
333-88748
333-71136
333-100597
333-100567
333-85296
333-88972
333-33504
333-100664